Income Per Share (Tables)	12 Months Ended
Dec. 31, 2025
Income Per Share
Schedule of basic and diluted income per share

The calculations of basic and diluted income per share attributable to the parent company were (figures are in thousands of USD):

	Year Ended December 31,
	2025	2024	2023
Numerator:
Net income attributable to the parent company’s common shareholders - Basic and Diluted	$42,838	29,979	37,658
Denominator:
Weighted average ordinary shares outstanding - Basic	30,170,702	30,184,513	30,185,702
Dilutive effects of stock options	—	—	3,719
Denominator for dilutive income per share - Diluted	30,170,702	30,184,513	30,189,421
Net income per share attributable to the parent company’s common shareholders
Basic	1.42	0.99	1.25
Diluted	1.42	0.99	1.25